CoBiz Financial Announces Second Quarter 2013 Results

Reports 31% increase in net income available to common shareholders

Denver -- CoBiz Financial Inc. (NASDAQ: COBZ), a financial services company with $2.7 billion in assets, announced net income available to common shareholders of $7.1 million for the second quarter of 2013, or $0.18 per diluted common share. Net income available to common shareholders for the second quarter of 2012 was $5.4 million, or $0.14 per diluted common share.

Return on average assets for the second quarter of 2013 increased to 1.09% from 1.00% in the second quarter of 2012, and return on average shareholders’ equity increased to 10.93% for the second quarter of 2013 from 10.22% for the prior-year quarter.

Financial Highlights – Second quarter 2013

•	Loans increased by $92.0 million, or 19% annualized, from the first quarter of 2013 (linked-quarter).
•	Continued credit improvement led to a negative provision for loan losses of $1.1 million for the current quarter.
•

An increase in fee income coupled with a reduction in noninterest expenses led to an improvement in the efficiency ratio to 71.2% for the second quarter of 2013 versus 75.8% for the first quarter of 2013 and 74.3% for the second quarter of 2012.

•	The net interest margin (NIM) decreased nine basis points from the first quarter of 2013.

Financial Summary

	Quarter ended			2Q13 change vs.
(in thousands, except per share amounts)	2Q13	1Q13	2Q12	1Q13		2Q12
Net interest income before provision	$23,365	$23,185	$23,624	$180	0.8%	$(259)	(1.1)%
Provision for loan losses	(1,065)	(1,590)	(1,820)	525	(33.0)%	755	(41.5)%
Net interest income after provision	24,430	24,775	25,444	(345)	(1.4)%	(1,014)	(4.0)%
Total noninterest income	8,425	6,476	6,570	1,949	30.1%	1,855	28.2%
Total noninterest expense	21,594	22,581	22,589	(987)	(4.4)%	(995)	(4.4)%
Net income before income taxes	11,261	8,670	9,425	2,591	29.9%	1,836	19.5%
Provision for income taxes	3,999	2,794	3,230	1,205	43.1%	769	23.8%
Income from continuing operations	7,262	5,876	6,195	1,386	23.6%	1,067	17.2%
Discontinued operations, net of tax	-	173	(45)	(173)	(100.0)%	45	(100.0)%
Net income	7,262	6,049	6,150	1,213	20.1%	1,112	18.1%
Preferred stock dividends	(143)	(514)	(717)	371	(72.2)%	574	(80.1)%
Net income available to common shareholders	$7,119	$5,535	$5,433	$1,584	28.6%	$1,686	31.0%

Diluted earnings per common share	$0.18	$0.14	$0.14	$0.04	28.6%	$0.04	28.6%

KEY RATIOS
Net interest margin	3.85%	3.94%	4.19%
Efficiency ratio	71.20%	75.80%	74.32%
Return on average assets	1.09%	0.94%	1.00%
Return on average shareholders' equity	10.93%	9.43%	10.22%
Noninterest income as a percentage of operating revenues	26.50%	21.83%	21.76%

“It was gratifying to see the level of loan activity pick up this quarter, with the bank reporting 19% annualized loan growth. In such a challenging rate environment, quality loan generation is critical to maintaining our net interest income,” said Chairman and CEO Steve Bangert. “However, the momentum wasn’t isolated to the bank, with progress recognized across all our business units. The growth in fee income combined with disciplined expense management allowed our efficiency ratio to improve to 71%.

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“I look forward to building on the success we have seen.  We recently announced expansion plans into two new markets within Colorado as well as the formation of a dedicated private banking division.  I believe our high-touch business banking model will be well received and continue to build on the results we’ve seen in Colorado.”

Loans

•	Loans at June 30, 2013 were $2.0 billion, an increase of $251.2 million, or 14.2%, from the prior-year quarter. On a linked-quarter basis, loans increased by $92.0 million, or 19% annualized.
•	Growth was driven by the Commercial & Industrial (C&I) portfolio, which increased by $70.9 million during the current quarter, and $184.9 million from June 30, 2012.

	Quarter ended			2Q13 change vs.
(in thousands)	2Q13	1Q13	2Q12	1Q13		2Q12
LOANS
Commercial & industrial	$813,186	$742,239	$628,327	$70,947	9.6%	$184,859	29.4%
Owner-occupied real estate	442,132	438,118	431,968	4,014	0.9%	10,164	2.4%
Investor real estate	442,447	451,053	400,673	(8,606)	(1.9)%	41,774	10.4%
Land acquisition & development	36,795	38,054	56,455	(1,259)	(3.3)%	(19,660)	(34.8)%
Real estate - construction	58,332	46,346	65,761	11,986	25.9%	(7,429)	(11.3)%
Consumer	168,606	157,973	132,510	10,633	6.7%	36,096	27.2%
Other	56,346	52,023	50,994	4,323	8.3%	5,352	10.5%
Total loans	$2,017,844	$1,925,806	$1,766,688	$92,038	4.8%	$251,156	14.2%

•

Loan activity accelerated during the second quarter of 2013 after a relatively slow first quarter.  New loans of $149.1 million were added during the second quarter, and advances on existing lines totaled $96.1 million.

•	New and advanced loans were offset by paydowns and maturities of $151.2 million during the second quarter of 2013.

	Quarter ended
(in thousands)	2Q13	1Q13	4Q12	3Q12	2Q12
Loans - beginning balance	$1,925,806	$1,926,432	$1,811,407	$1,766,688	$1,678,447
New credit extended	149,053	78,587	205,723	134,767	164,414
Credit advanced	96,122	72,487	82,306	54,642	77,683
Paydowns & maturities	(151,176)	(150,878)	(172,540)	(141,705)	(152,017)
Gross loan charge-offs	(1,961)	(822)	(464)	(2,985)	(1,839)
Loans - ending balance	$2,017,844	$1,925,806	$1,926,432	$1,811,407	$1,766,688

Net change - loans outstanding	$92,038	$(626)	$115,025	$44,719	$88,241

•	Gross credit commitments increased by $45.0 million, or 17.0% annualized, on a linked-quarter basis and by $135.8 million, or 13.9%, from June 30, 2012.
•	Total line utilization was 40.3% at June 30, 2013, as compared to 37.9% and 42.0% at March 31, 2013 and June 30, 2012, respectively.

Investment Securities

•	The Company had investment securities available for sale (AFS) with a carrying value of $552.9 million at June 30, 2013, a $7.0 million increase from March 31, 2013.

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o	Due to the shift in the yield curve, the unrealized gain on the AFS investment portfolio decreased $8.8 million from March 31, 2013 to $8.4 million at June 30, 2013.
•	Investment securities classified as held to maturity increased $6.9 million from March 31, 2013 to $12.4 million at June 30, 2013.
•	Other investments totaled $10.8 million at June 30, 2013, an increase of $2.5 million from March 31, 2013.

Deposits and Customer Repurchase Agreements (Repo)

•	Customer Funding at June 30, 2013 was $2.2 billion, an increase of $95.2 million from June 30, 2012. On a linked-quarter basis, Customer Funding declined $20.6 million.
•	Noninterest-bearing demand (NIB) accounts increased $31.1 million on a linked-quarter basis, increasing the percentage of NIB to total deposits to 42.5% at June 30, 2013 from 40.4% at March 31, 2013.

	Quarter ended			2Q13 change vs.
(in thousands)	2Q13	1Q13	2Q12	1Q13		2Q12
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
NOW and money market	$797,179	$846,204	$767,102	$(49,025)	(5.8)%	$30,077	3.9%
Interest-bearing demand	101,194	118,085	115,684	(16,891)	(14.3)%	(14,490)	(12.5)%
Savings	11,612	11,429	10,278	183	1.6%	1,334	13.0%
Certificates of deposits under $100	29,359	29,889	31,399	(530)	(1.8)%	(2,040)	(6.5)%
Certificates of deposits $100 and over	136,077	143,529	166,938	(7,452)	(5.2)%	(30,861)	(18.5)%
Reciprocal CDARS	95,157	81,631	94,336	13,526	16.6%	821	0.9%
Total interest-bearing deposits	1,170,578	1,230,767	1,185,737	(60,189)	(4.9)%	(15,159)	(1.3)%
Noninterest-bearing demand deposits	865,393	834,337	761,252	31,056	3.7%	104,141	13.7%
Customer repurchase agreements	133,402	124,882	127,144	8,520	6.8%	6,258	4.9%
Total deposits and customer repurchase agreements	$2,169,373	$2,189,986	$2,074,133	$(20,613)	(0.9)%	$95,240	4.6%

Allowance for Loan and Credit Losses and Credit Quality

•	Nonperforming assets (NPAs) were $32.8 million at June 30, 2013, as compared to $38.6 million at June 30, 2012.
•	Classified loans decreased from the linked- and prior-year quarter ends by 5.0% and 34.5%, respectively.
•	Due to the reduction in problem loans, a negative provision for loan losses of $1.1 million was recorded during the second quarter of 2013.
•

The Company recognized net loan charge-offs of $0.6 million in the second quarter of 2013, compared to net charge-offs of $0.4 million in the first quarter of 2013 and net recoveries of $0.1 million in the second quarter of 2012.

•	As a result of the improvement in credit quality measures, the Allowance for Loan and Credit Losses (Allowance) to loan ratio decreased to 2.14% at June 30, 2013 from 2.33% at March 31, 2013.
•	The coverage of Allowance to nonperforming loans increased to 168.7% at June 30, 2013 from 145.6% at March 31, 2013.

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	Quarter ended
(in thousands)	2Q13	1Q13	2Q12
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$44,874	$46,866	$52,778
Provision for loan losses	(1,065)	(1,590)	(1,820)
Net recovery (charge-off)	(577)	(402)	143
Ending allowance for loan losses	$43,232	$44,874	$51,101

Beginning allowance for credit losses	$-	$-	$35
Provision for credit losses	-	-	-
Ending allowance for credit losses	$-	$-	$35

Total provision for loan and credit losses	$(1,065)	$(1,590)	$(1,820)

CREDIT QUALITY
Nonaccrual loans	$25,634	$30,420	$24,950
Loans 90 days or more past due and accruing interest	-	407	-
Total nonperforming loans	25,634	30,827	24,950
OREO and repossessed assets	7,185	8,420	13,651
Total nonperforming assets	$32,819	$39,247	$38,601

Performing renegotiated loans	$29,623	$31,619	$36,010
Classified loans	$64,300	$67,677	$98,136

ASSET QUALITY MEASURES
Nonperforming assets to total assets	1.20%	1.50%	1.53%
Nonperforming loans to total loans	1.27%	1.60%	1.41%
Nonperforming loans and OREO to total loans and OREO	1.62%	2.03%	2.17%
Allowance for loan and credit losses to total loans	2.14%	2.33%	2.89%
Allowance for loan and credit losses to nonperforming loans	168.65%	145.57%	204.95%

Shareholders’ Equity

•	Total shareholders’ equity increased $3.2 million from March 31, 2013 to $266.7 million at June 30, 2013.
o

Total accumulated other comprehensive income included within total shareholders’ equity declined by $3.6 million. The recent rise in interest rates reduced the unrealized net gain on the Company’s AFS investments and had a corresponding decrease on the unrealized net loss on the derivative portfolio.

•	Tangible common equity decreased to 7.5% of tangible assets at June 30, 2013 from 7.8% at March 31, 2013.
•	The Board of Directors of the Company declared a quarterly cash dividend of $0.03 per common share. The dividend will be paid on August 5, 2013 to shareholders of record on July 29, 2013.

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	Quarter ended
(in thousands, except per share amounts)	2Q13	1Q13	2Q12
EQUITY MEASURES
Common shareholders' equity	$209,341	$206,179	$186,097
Total shareholders' equity	266,679	263,517	243,435

Common shares outstanding at period end	40,282	40,197	39,708

Book value per common share	$5.20	$5.13	$4.69
Tangible book value per common share *	$5.12	$5.05	$4.60

Tangible common equity to tangible assets *	7.54%	7.75%	7.23%
Tangible equity to tangible assets *	9.63%	9.94%	9.50%
Tier 1 capital ratio	**	14.72%	15.01%
Total-risk based capital ratio	**	16.93%	17.32%

* See accompanying Reconciliation of Non-GAAP measures to GAAP
** Ratios unavailable at the time of release

Net Interest Income and Margin

•	Net interest income on a tax-equivalent basis was $24.0 million for the second quarter of 2013, an increase of $0.2 million from the prior linked-quarter.
•	The NIM contracted by nine basis points on a linked-quarter basis to 3.85% mainly due to decreases in earning asset yields, primarily loan yields.
•	Average earning assets of $2.5 billion increased $53.8 million on a linked-quarter basis.
o

From the first quarter of 2013, average net loans increased $55.6 million, average federal funds sold and interest earning deposits increased $3.2 million, and average investments decreased $5.0 million.

•	The yield on average earning assets decreased 11 basis points to 4.16% from 4.27% on a linked-quarter basis.
•	The rate paid on average interest-bearing liabilities decreased five basis points on a linked-quarter basis from 0.77% to 0.72%.

Noninterest Income

•	As a percentage of total operating revenue, noninterest income increased to 26.5% for the second quarter of 2013 from 21.8% for both the linked- and prior-year quarters.
•	The Company observed increases across all noninterest income categories and operating units compared to the linked- and prior-year quarters.
•	The linked-quarter increase in other income is primarily attributable to a change in the fair value of the Company’s interest rate swap portfolio.

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	Quarter ended			2Q13 change vs.
(in thousands)	2Q13	1Q13	2Q12	1Q13		2Q12
Noninterest income:
Deposit service charges	$1,352	$1,328	$1,221	$24	1.8%	$131	10.7%
Investment advisory income	1,295	1,112	951	183	16.5%	344	36.2%
Insurance income	3,210	2,510	2,517	700	27.9%	693	27.5%
Investment banking income	576	66	148	510	772.7%	428	289.2%
Other income	1,992	1,460	1,733	532	36.4%	259	14.9%
Total noninterest income	$8,425	$6,476	$6,570	$1,949	30.1%	$1,855	28.2%

Operating Expenses

•	The Company’s efficiency ratio for the second quarter of 2013 was 71.2% compared to 74.3% for the second quarter of 2012 and 75.8% for the first quarter of 2013.
•	The increase in compensation-related expenses over the linked-quarter is attributed to the impact of annual cost of living and merit increases effective in the second quarter 2013.
•	The reduction in other operating expenses from the linked- and prior-year quarters is primarily due to a reduction in loan workout and OREO expenses.
•	In the second quarter of 2013, the Company recorded net gains on OREO, investments and other assets.

	Quarter ended			2Q13 change vs.
(in thousands)	2Q13	1Q13	2Q12	1Q13		2Q12
Noninterest expense:
Salaries and employee benefits	$14,720	$14,484	$13,790	$236	1.6%	$930	6.7%
Stock-based compensation expense	746	748	511	(2)	(0.3)%	235	46.0%
Occupancy expenses, premises and equipment	3,155	3,304	3,335	(149)	(4.5)%	(180)	(5.4)%
Amortization of intangibles	159	200	133	(41)	(20.5)%	26	19.5%
Other operating expenses	3,853	3,926	4,291	(73)	(1.9)%	(438)	(10.2)%
(Gain) loss on OREO, repossessed assets and other	(561)	(70)	1,070	(491)	701.4%	(1,631)	(152.4)%
(Gain) loss on investment securities	(478)	(11)	(541)	(467)	4,245.5%	63	(11.6)%
Total noninterest expense	$21,594	$22,581	$22,589	$(987)	(4.4)%	$(995)	(4.4)%

Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, July 19, 2013, at 9:00 am MDT with Steve Bangert, CoBiz chairman and CEO. The call can be accessed via the Internet at http://www.videonewswire.com/event.asp?id=94876 or by telephone at 877.493.9121, (conference ID # 15554382). International callers may dial:  973.582.2750.

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. We believe these measures provide important supplemental information to investors. However, you should not rely on non-GAAP financial measures alone as measures of our performance.  Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

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About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $2.7 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides commercial banking services through Colorado Business Bank and Arizona Business Bank; wealth planning and investment management through CoBiz Wealth Management; property and casualty insurance brokerage and employee benefits through CoBiz Insurance; and investment banking services through Green Manning & Bunch.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements.  Such risks and uncertainties include, among other things:

•	Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.
•	Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.
•	Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.
•	Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.
•

Our ability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects.

•	Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.
•	Our net interest margin may be negatively impacted if we are unable to profitably deploy excess cash into higher yielding loans or investments.
•

The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•	Our continued growth will depend in part on our ability to enter new markets successfully and capitalize on other growth opportunities.
•

Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•	Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.
June 30, 2013
(unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands, except per share amounts)	2013	2012	2013	2012
INCOME STATEMENT DATA
Interest income	$26,160	$26,842	$52,212	$53,436
Interest expense	2,795	3,218	5,662	6,509
NET INTEREST INCOME BEFORE PROVISION	23,365	23,624	46,550	46,927
Provision for loan losses	(1,065)	(1,820)	(2,655)	(1,890)
NET INTEREST INCOME AFTER PROVISION	24,430	25,444	49,205	48,817
Noninterest income	8,425	6,570	14,901	13,487
Noninterest expense	21,594	22,589	44,175	46,000
INCOME BEFORE INCOME TAXES	11,261	9,425	19,931	16,304
Provision for income taxes	3,999	3,230	6,793	5,610
NET INCOME FROM CONTINUING OPERATIONS	7,262	6,195	13,138	10,694
Income (loss) from discontinued operations, net of tax	-	(45)	173	(4)
NET INCOME	$7,262	$6,150	$13,311	$10,690

Preferred stock dividends	(143)	(717)	(657)	(1,434)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$7,119	$5,433	$12,654	$9,256

EARNINGS PER COMMON SHARE
BASIC	$0.18	$0.14	$0.32	$0.24
DILUTED	$0.18	$0.14	$0.32	$0.24

EQUITY MEASURES
Common shares outstanding at period end (in thousands)			40,282	39,708
Book value per common share			$5.20	$4.69
Tangible book value per common share *			$5.12	$4.60
Tangible common equity to tangible assets *			7.54%	7.23%
Tangible equity to tangible assets *			9.63%	9.50%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets			$2,738,749	$2,530,133
Investments			576,045	623,879
Loans			2,017,844	1,766,688
Intangible assets			3,112	3,439
Deposits			2,035,971	1,946,989
Subordinated debentures			93,150	93,150
Common shareholders' equity			209,341	186,097
Total shareholders' equity			266,679	243,435
Interest-earning assets			2,564,833	2,355,707
Interest-bearing liabilities			1,552,129	1,480,256

BALANCE SHEET AVERAGES
Average assets			$2,639,671	$2,450,965
Average investments			560,949	632,007
Average loans			1,941,758	1,680,561
Average deposits			2,045,158	1,890,100
Average subordinated debentures			93,150	93,150
Average shareholders' equity			263,296	233,546
Average interest-earning assets			2,474,898	2,279,515
Average interest-bearing liabilities			1,515,022	1,463,434

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CoBiz Financial Inc.
June 30, 2013
(unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands)	2013	2012	2013	2012
PROFITABILITY MEASURES
Net interest margin	3.85%	4.19%	3.90%	4.21%
Efficiency ratio	71.20%	74.32%	73.43%	75.55%
Return on average assets	1.09%	1.00%	1.02%	0.88%
Return on average shareholders' equity	10.93%	10.22%	10.19%	9.20%
Noninterest income as a percentage of operating revenues	26.50%	21.76%	24.25%	22.32%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans			$25,634	$24,950
Loans 90 days or more past due and accruing interest			-	-
Total nonperforming loans			25,634	24,950
OREO & repossessed assets			7,185	13,651
Total nonperforming assets			$32,819	$38,601

Performing renegotiated loans			$29,623	$36,010
Classified loans			$64,300	$98,136

Charge-offs			$(2,783)	$(5,151)
Recoveries			1,804	2,513
Net charge-offs			$(979)	$(2,638)

Nonperforming assets to total assets			1.20%	1.53%
Nonperforming loans to total loans			1.27%	1.41%
Nonperforming loans and OREO to total loans and OREO			1.62%	2.17%
Allowance for loan and credit losses to total loans			2.14%	2.89%
Allowance for loan and credit losses to nonperforming loans			168.65%	204.95%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$1,791	$1,108	$2,899	$813,186	0.36%
Real estate - mortgage	2,414	17,679	20,093	884,579	2.27%
Land acquisition & development	1,262	936	2,198	36,795	5.97%
Real estate - construction	261	-	261	58,332	0.45%
Consumer	183	-	183	168,606	0.11%
Other loans	-	-	-	56,346	0.00%
OREO & repossessed assets	5,994	1,191	7,185	7,185	-
NPAs	$11,905	$20,914	$32,819	$2,025,029	1.62%

Total loans	$1,497,577	$520,267	$2,017,844
Total loans and OREO	1,503,571	521,458	2,025,029
Nonperforming loans to loans	0.39%	3.79%	1.27%
Nonperforming loans and OREO to total loans and OREO	0.79%	4.01%	1.62%

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CoBiz Financial Inc.
June 30, 2013
(unaudited)

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(in thousands)	2013	2013	2012	2012	2012
COMMERCIAL BANKING
Income Statement
Total interest income	$26,068	$25,958	$26,158	$26,364	$26,759
Total interest expense	1,330	1,424	1,577	1,730	1,766
Net interest income	24,738	24,534	24,581	24,634	24,993
Provision for loan losses	(822)	(1,031)	(18)	(2,324)	(1,841)
Net interest income (loss) after provision	25,560	25,565	24,599	26,958	26,834
Noninterest income	3,236	2,681	3,756	2,495	2,965
Noninterest expense	8,917	8,215	8,631	7,261	7,424
Operating income	19,879	20,031	19,724	22,192	22,375
Amortization of intangibles	-	-	-	-	-
Provision (benefit) for income taxes	7,139	7,149	7,226	8,374	8,161
Net income (loss) before management
fees and overhead allocations	$12,740	$12,882	$12,498	$13,818	$14,214
Management fees and overhead
allocations, net of tax	5,042	5,477	4,806	5,704	5,377
Net income	$7,698	$7,405	$7,692	$8,114	$8,837

INVESTMENT BANKING
Income Statement
Total interest income	$1	$1	$1	$1	$1
Total interest expense	-	-	-	-	-
Net interest income	1	1	1	1	1
Provision for loan losses	-	-	-	-	-
Net interest income (loss) after provision	1	1	1	1	1
Noninterest income	576	66	3,358	253	148
Noninterest expense	916	845	1,630	833	823
Operating income	(339)	(778)	1,729	(579)	(674)
Amortization of intangibles	-	-	-	-	-
Provision (benefit) for income taxes	(122)	(314)	679	(266)	(260)
Net income (loss) before management
fees and overhead allocations	$(217)	$(464)	$1,050	$(313)	$(414)
Management fees and overhead
allocations, net of tax	42	40	36	33	41
Net income (loss)	$(259)	$(504)	$1,014	$(346)	$(455)

WEALTH MANAGEMENT
Income Statement
Total interest income	$-	$1	$-	$-	$-
Total interest expense	13	10	8	10	13
Net interest income	(13)	(9)	(8)	(10)	(13)
Provision for loan losses	-	-	-	-	-
Net interest income (loss) after provision	(13)	(9)	(8)	(10)	(13)
Noninterest income	1,299	1,112	1,109	1,176	951
Noninterest expense	1,074	1,059	1,372	1,050	1,176
Operating income	212	44	(271)	116	(238)
Amortization of intangibles	21	22	22	22	22
Provision (benefit) for income taxes	74	15	(112)	32	(107)
Net income (loss) from continuing operations	117	7	(181)	62	(153)
Income (loss) from discontinued operations, net of tax	-	173	453	(125)	(45)
Net income (loss) before management
fees and overhead allocations	$117	$180	$272	$(63)	$(198)
Management fees and overhead
allocations, net of tax	97	105	165	150	161
Net income (loss)	$20	$75	$107	$(213)	$(359)

10 | Page

CoBiz Financial Inc.
June 30, 2013
(unaudited)

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(in thousands)	2013	2013	2012	2012	2012
INSURANCE
Income Statement
Total interest income	$2	$1	$1	$2	$1
Total interest expense	5	5	2	-	-
Net interest income	(3)	(4)	(1)	2	1
Provision for loan losses	-	-	-	-	-
Net interest income (loss) after provision	(3)	(4)	(1)	2	1
Noninterest income	3,210	2,510	2,341	2,412	2,517
Noninterest expense	2,573	2,315	2,276	2,201	2,208
Operating income	634	191	64	213	310
Amortization of intangibles	138	178	172	243	110
Provision (benefit) for income taxes	197	79	(40)	(9)	81
Net income (loss) before management
fees and overhead allocations	$299	$(66)	$(68)	$(21)	$119
Management fees and overhead
allocations, net of tax	123	116	92	86	107
Net income (loss)	$176	$(182)	$(160)	$(107)	$12

CORPORATE SUPPORT AND OTHER
Income Statement
Total interest income	$89	$91	$83	$82	$81
Total interest expense	1,447	1,428	1,452	1,462	1,439
Net interest income	(1,358)	(1,337)	(1,369)	(1,380)	(1,358)
Provision for loan losses	(243)	(559)	(319)	(182)	21
Net interest income (loss) after provision	(1,115)	(778)	(1,050)	(1,198)	(1,379)
Noninterest income	104	107	108	64	(11)
Noninterest expense	7,955	9,947	9,105	10,348	10,826
Operating income	(8,966)	(10,618)	(10,047)	(11,482)	(12,216)
Amortization of intangibles	-	-	-	-	-
Provision (benefit) for income taxes	(3,289)	(4,135)	(3,826)	(4,410)	(4,645)
Net income (loss) before management
fees and overhead allocations	$(5,677)	$(6,483)	$(6,221)	$(7,072)	$(7,571)
Management fees and overhead
allocations, net of tax	(5,304)	(5,738)	(5,099)	(5,973)	(5,686)
Net loss	$(373)	$(745)	$(1,122)	$(1,099)	$(1,885)

CONSOLIDATED
Income Statement
Total interest income	$26,160	$26,052	$26,243	$26,449	$26,842
Total interest expense	2,795	2,867	3,039	3,202	3,218
Net interest income	23,365	23,185	23,204	23,247	23,624
Provision for loan losses	(1,065)	(1,590)	(337)	(2,506)	(1,820)
Net interest income (loss) after provision	24,430	24,775	23,541	25,753	25,444
Noninterest income	8,425	6,476	10,672	6,400	6,570
Noninterest expense	21,435	22,381	23,014	21,693	22,456
Operating income	11,420	8,870	11,199	10,460	9,558
Amortization of intangibles	159	200	194	265	133
Provision (benefit) for income taxes	3,999	2,794	3,927	3,721	3,230
Net income (loss) from continuing operations	7,262	5,876	7,078	6,474	6,195
Income (loss) from discontinued operations, net of tax	-	173	453	(125)	(45)
Net income (loss) before management
fees and overhead allocations	$7,262	$6,049	$7,531	$6,349	$6,150
Management fees and overhead
allocations, net of tax	-	-	-	-	-
Net income	$7,262	$6,049	$7,531	$6,349	$6,150

11 | Page

CoBiz Financial Inc.
June 30, 2013
(unaudited)

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(in thousands, except per share amounts)	2013	2013	2012	2012	2012
Interest income	$26,160	$26,052	$26,243	$26,449	$26,842
Interest expense	2,795	2,867	3,039	3,202	3,218
Net interest income before provision	23,365	23,185	23,204	23,247	23,624
Provision for loan losses	(1,065)	(1,590)	(337)	(2,506)	(1,820)
Net interest income after provision	24,430	24,775	23,541	25,753	25,444
Noninterest income:
Deposit service charges	$1,352	$1,328	$1,220	$1,218	$1,221
Investment advisory income	1,295	1,112	1,109	1,176	951
Insurance income	3,210	2,510	2,341	2,412	2,517
Investment banking income	576	66	3,358	253	148
Other income	1,992	1,460	2,644	1,341	1,733
Total noninterest income	8,425	6,476	10,672	6,400	6,570
Noninterest expense:
Salaries and employee benefits	$14,720	$14,484	$15,526	$14,004	$13,790
Stock-based compensation expense	746	748	450	499	511
Occupancy expenses, premises and equipment	3,155	3,304	3,393	3,307	3,335
Amortization of intangibles	159	200	193	265	133
Other operating expenses	3,853	3,926	4,331	3,818	4,291
Net loss on securities, other assets and OREO	(1,039)	(81)	(685)	65	529
Total noninterest expense	21,594	22,581	23,208	21,958	22,589
Net income before income taxes	11,261	8,670	11,005	10,195	9,425
Provision for income taxes	3,999	2,794	3,927	3,721	3,230
Net income from continuing operations	7,262	5,876	7,078	6,474	6,195
Income (loss) from discontinued operations, net of tax	-	173	453	(125)	(45)
Net income	$7,262	$6,049	$7,531	$6,349	$6,150

Preferred stock dividends	(143)	(514)	(664)	(717)	(717)
Net income available to common shareholders	$7,119	$5,535	$6,867	$5,632	$5,433

Earnings per common share
Basic	$0.18	$0.14	$0.17	$0.14	$0.14
Diluted	$0.18	$0.14	$0.17	$0.14	$0.14

PROFITABILITY MEASURES
Net interest margin	3.85%	3.94%	3.89%	4.00%	4.19%
Efficiency ratio	71.20%	75.80%	70.30%	75.28%	74.32%
Return on average assets	1.09%	0.94%	1.15%	1.00%	1.00%
Return on average shareholders' equity	10.93%	9.43%	11.77%	10.23%	10.22%
Noninterest income as a percentage of operating revenues	26.50%	21.83%	31.50%	21.59%	21.76%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	40,282	40,197	39,790	39,729	39,708
Diluted weighted average common shares outstanding (in thousands)	39,580	39,362	39,164	39,122	39,029
Book value per common share	$5.20	$5.13	$5.02	$4.88	$4.69
Tangible book value per common share *	$5.12	$5.05	$4.93	$4.80	$4.60

Tangible common equity to tangible assets *	7.54%	7.75%	7.40%	7.45%	7.23%
Tangible equity to tangible assets *	9.63%	9.94%	9.56%	9.69%	9.50%
Tier 1 capital ratio	**	14.72%	14.29%	15.08%	15.01%
Total risk based capital ratio	**	16.93%	16.51%	17.35%	17.32%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP
** Ratios unavailable at the time of release

12 | Page

CoBiz Financial Inc.
June 30, 2013
(unaudited)
	At
	June 30,	March 31,	December 31,	September 30,	June 30,
(in thousands)	2013	2013	2012	2012	2012
PERIOD END BALANCES
Total assets	$2,738,749	$2,620,512	$2,653,641	$2,559,954	$2,530,133
Investments	576,045	559,607	571,665	601,230	623,879
Loans	2,017,844	1,925,806	1,926,432	1,811,407	1,766,688
Intangible assets	3,112	3,373	3,573	3,148	3,439
Deposits	2,035,971	2,065,104	2,129,260	2,048,776	1,946,989
Subordinated debentures	93,150	93,150	93,150	93,150	93,150
Common shareholders' equity	209,341	206,179	199,713	193,692	186,097
Total shareholders' equity	266,679	263,517	257,051	251,030	243,435
Interest-earning assets	2,564,833	2,449,800	2,473,847	2,382,653	2,355,707
Interest-bearing liabilities	1,552,129	1,487,799	1,490,901	1,443,399	1,480,256

LOANS
Commercial	$813,186	$742,239	$729,442	$663,880	$628,327
Real estate - mortgage	884,579	889,171	880,377	850,824	832,641
Land acquisition & development	36,795	38,054	53,562	54,220	56,455
Real estate - construction	58,332	46,346	67,022	56,180	65,761
Consumer	168,606	157,973	149,638	137,299	132,510
Other	56,346	52,023	46,391	49,004	50,994
Gross loans	2,017,844	1,925,806	1,926,432	1,811,407	1,766,688
Less allowance for loan losses	(43,232)	(44,874)	(46,866)	(46,437)	(51,101)
Total net loans	$1,974,612	$1,880,932	$1,879,566	$1,764,970	$1,715,587

DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
NOW and money market	$797,179	$846,204	$866,250	$813,202	$767,102
Interest-bearing demand	101,194	118,085	118,433	117,915	115,684
Savings	11,612	11,429	24,813	10,659	10,278
Certificates of deposits under $100	29,359	29,889	30,058	30,574	31,399
Certificates of deposits $100 and over	136,077	143,529	148,184	162,595	166,938
Reciprocal CDARS	95,157	81,631	82,127	90,468	94,336
Total interest-bearing deposits	1,170,578	1,230,767	1,269,865	1,225,413	1,185,737
Noninterest-bearing demand deposits	865,393	834,337	859,395	823,363	761,252
Customer repurchase agreements	133,402	124,882	127,887	124,836	127,144
Total deposits and customer repurchase agreements	$2,169,373	$2,189,986	$2,257,147	$2,173,612	$2,074,133

BALANCE SHEET AVERAGES
Average assets	$2,662,914	$2,616,170	$2,600,083	$2,529,999	$2,476,936
Average investments	558,464	563,461	586,482	607,696	629,087
Average loans	1,968,674	1,914,542	1,831,430	1,780,352	1,712,917
Average deposits	2,030,209	2,060,274	2,062,306	1,979,267	1,893,456
Average subordinated debentures	93,150	93,150	93,150	93,150	93,150
Average shareholders' equity	266,526	260,030	254,455	246,783	242,098
Average interest-earning assets	2,501,630	2,447,867	2,430,196	2,365,965	2,310,064
Average interest-bearing liabilities	1,535,232	1,494,590	1,477,566	1,468,194	1,481,794

ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$44,874	$46,866	$46,437	$51,101	$52,778
Provision for loan losses	(1,065)	(1,590)	(337)	(2,506)	(1,820)
Net recovery (charge-off)	(577)	(402)	766	(2,158)	143
Ending allowance for loan losses	$43,232	$44,874	$46,866	$46,437	$51,101

Beginning allowance for credit losses	$-	$-	$35	$35	$35
Provision for credit losses	-	-	(35)	-	-
Ending allowance for credit losses	$-	$-	$-	$35	$35

Total provision for loan and credit losses	$(1,065)	$(1,590)	$(372)	$(2,506)	$(1,820)

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$25,634	$30,420	$19,677	$19,471	$24,950
Loans 90 days or more past due and accruing interest	-	407	35	1,183	-
Total nonperforming loans	25,634	30,827	19,712	20,654	24,950
OREO and repossessed assets	7,185	8,420	10,577	13,619	13,651
Total nonperforming assets	$32,819	$39,247	$30,289	$34,273	$38,601

Performing renegotiated loans	$29,623	$31,619	$43,321	$34,637	$36,010
Classified loans	$64,300	$67,677	$81,205	$90,882	$98,136

ASSET QUALITY MEASURES
Nonperforming assets to total assets	1.20%	1.50%	1.14%	1.34%	1.53%
Nonperforming loans to total loans	1.27%	1.60%	1.02%	1.14%	1.41%
Nonperforming loans and OREO to total loans and OREO	1.62%	2.03%	1.56%	1.88%	2.17%
Allowance for loan and credit losses to total loans	2.14%	2.33%	2.43%	2.57%	2.89%
Allowance for loan and credit losses to nonperforming loans	168.65%	145.57%	237.75%	225.00%	204.95%

13 | Page

CoBiz Financial Inc.
June 30, 2013
(unaudited)

	For the three months ended,
	June 30, 2013			March 31, 2013			June 30, 2012
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$19,918	$23	0.46%	$16,738	$27	0.65%	$21,379	$24	0.44%
Investment securities	558,464	4,175	2.99%	563,461	4,297	3.05%	629,087	5,331	3.39%
Loans	1,968,674	22,611	4.54%	1,914,542	22,340	4.67%	1,712,917	21,937	5.07%
Allowance for loan losses	(45,426)			(46,874)			(53,319)
Total interest-earning assets	$2,501,630	$26,809	4.16%	$2,447,867	$26,664	4.27%	$2,310,064	$27,292	4.57%

Noninterest-earning assets	161,284			168,303			166,872
Total assets	$2,662,914			$2,616,170			$2,476,936

Liabilities and Shareholders' Equity
Deposits
NOW and money market	$816,593	$695	0.34%	$846,187	$790	0.38%	$764,077	$938	0.49%
Interest-bearing demand	109,991	109	0.40%	118,934	123	0.42%	110,928	137	0.50%
Savings	11,498	2	0.07%	18,488	3	0.07%	10,386	3	0.12%
Certificates of deposit
Reciprocal	88,897	92	0.42%	81,957	94	0.47%	94,652	115	0.49%
Under $100	29,585	38	0.52%	29,764	40	0.55%	31,758	50	0.63%
$100 and over	139,585	207	0.59%	144,534	239	0.67%	165,506	308	0.75%
Total interest-bearing deposits	$1,196,149	$1,143	0.38%	$1,239,864	$1,289	0.42%	$1,177,307	$1,551	0.53%
Other borrowings
Securities sold under agreements to repurchase	149,203	82	0.22%	144,737	84	0.23%	125,525	97	0.31%
Other short-term borrowings	96,730	69	0.28%	16,839	10	0.24%	85,812	68	0.31%
Long term-debt	93,150	1,501	6.37%	93,150	1,484	6.37%	93,150	1,502	6.38%
Total interest-bearing liabilities	$1,535,232	$2,795	0.72%	$1,494,590	$2,867	0.77%	$1,481,794	$3,218	0.87%
Noninterest-bearing demand accounts	834,060			820,410			716,149
Total deposits and interest-bearing liabilities	2,369,292			2,315,000			2,197,943
Other noninterest-bearing liabilities	27,096			41,140			36,895
Total liabilities	2,396,388			2,356,140			2,234,838
Total equity	266,526			260,030			242,098
Total liabilities and equity	$2,662,914			$2,616,170			$2,476,936
Net interest income - taxable equivalent		$24,014			$23,797			$24,074
Net interest spread			3.44%			3.50%			3.70%
Net interest margin			3.85%			3.94%			4.19%
Ratio of average interest-earning assets to
average interest-bearing liabilities	162.95%			163.78%			155.90%

14 | Page

CoBiz Financial Inc.
June 30, 2013
(unaudited)

	For the six months ended June 30,
	2013			2012
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$18,337	$50	0.54%	$21,327	$50	0.46%
Investment securities	560,949	8,472	3.02%	632,007	10,730	3.40%
Loans	1,941,758	44,951	4.60%	1,680,561	43,473	5.12%
Allowance for loan losses	(46,146)			(54,380)
Total interest-earning assets	$2,474,898	$53,473	4.22%	$2,279,515	$54,253	4.60%

Noninterest-earning assets	164,773			171,450
Total assets	$2,639,671			$2,450,965

Liabilities and Shareholders' Equity
Deposits
NOW and money market	$831,308	$1,485	0.36%	$765,466	$1,926	0.51%
Interest-bearing demand	114,438	232	0.41%	107,044	293	0.55%
Savings	14,973	5	0.07%	10,632	6	0.11%
Certificates of deposit
Reciprocal	85,446	186	0.44%	92,080	228	0.50%
Under $100	29,674	78	0.53%	32,554	109	0.67%
$100 and over	142,046	446	0.63%	166,480	635	0.77%
Total interest-bearing deposits	$1,217,885	$2,432	0.40%	$1,174,256	$3,197	0.55%
Other borrowings
Securities sold under agreements to repurchase	146,982	166	0.22%	128,283	204	0.31%
Other short-term borrowings	57,005	79	0.28%	67,745	104	0.30%
Long term-debt	93,150	2,985	6.37%	93,150	3,004	6.38%
Total interest-bearing liabilities	$1,515,022	$5,662	0.75%	$1,463,434	$6,509	0.89%
Noninterest-bearing demand accounts	827,273			715,844
Total deposits and interest-bearing liabilities	2,342,295			2,179,278
Other noninterest-bearing liabilities	34,080			38,141
Total liabilities	2,376,375			2,217,419
Total equity	263,296			233,546
Total liabilities and equity	$2,639,671			$2,450,965
Net interest income - taxable equivalent		$47,811			$47,744
Net interest spread			3.47%			3.71%
Net interest margin			3.90%			4.21%
Ratio of average interest-earning assets to
average interest-bearing liabilities	163.36%			155.76%

15 | Page

CoBiz Financial Inc.
June 30, 2013
(unaudited)

Reconciliation of Non-GAAP Measures to GAAP
(in thousands, except per share amounts)

The Company believes these non-GAAP measures are useful to obtain an understanding of the operating results of the Company’s core business and reflects the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following table includes non-GAAP financial measures related to tangible equity, tangible common equity, and tangible assets.  These items have been adjusted to exclude intangible assets and preferred stock.

		At
		June 30,	March 31,	December 31,	September 30,	June 30,
		2013	2013	2012	2012	2012

	Shareholders' equity as reported - GAAP	$266,679	$263,517	$257,051	$251,030	$243,435
	Intangible assets	(3,112)	(3,373)	(3,573)	(3,148)	(3,439)

A	Tangible equity - non-GAAP	263,567	260,144	253,478	247,882	239,996
	Preferred stock	(57,338)	(57,338)	(57,338)	(57,338)	(57,338)

B	Tangible common equity - non-GAAP	$206,229	$202,806	$196,140	$190,544	$182,658

	Total assets as reported - GAAP	$2,738,749	$2,620,512	$2,653,641	$2,559,954	$2,530,133
	Intangible assets	(3,112)	(3,373)	(3,573)	(3,148)	(3,439)

C	Total tangible assets - non-GAAP	$2,735,637	$2,617,139	$2,650,068	$2,556,806	$2,526,694

D	Common shares outstanding	40,282	40,197	39,790	39,729	39,708

B / C	Tangible common equity to tangible assets - non-GAAP	7.54%	7.75%	7.40%	7.45%	7.23%
A / C	Tangible equity to tangible assets - non-GAAP	9.63%	9.94%	9.56%	9.69%	9.50%
B / D	Tangible book value per common share - non-GAAP	$5.12	$5.05	$4.93	$4.80	$4.60

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